                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT


   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



   Date of Report (Date of earliest event reported)   February 2, 1998
                                                    ---------------------

                               TCA Cable TV, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


            Texas                     0-11478                    75-1798185
       --------------              ------------             -------------------
(State or other jurisdiction        (Commission                (IRS Employer
     of incorporation              File Number)             Identification No.)


   3015 S.S.E. Loop 323, Tyler, Texas                               75701
----------------------------------------------------------------------------
(Address of principal executive offices)                          (Zip Code)


  Registrant's telephone number, including area code       (903) 595-3701
                                                     -----------------------

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On November 13, 1997, TCA Holdings II, L.P, a Texas limited partnership ("TCA") and wholly-owned affiliate of TCA Cable TV, Inc. (the "Company"), entered into a General Partnership Agreement (the "Agreement") with TCI American Cable Holdings, IV, a Colorado limited partnership and an affiliate of Tele-Communication, Inc. (the "TCI Affiliate"), pursuant to which TCA and the TCI Affiliate agreed to form TCA Cable Partners II general partnership (the "Partnership") to operate cable television systems in Texas, Louisiana and New Mexico. In exchange for TCA's contribution of approximately $46.6 million of debt and certain assets of the cable television systems (the "Company Systems") owned by it in the cities and adjacent unincorporated areas set forth below, TCA acquired an 80% partnership interest in the Partnership. The estimated fair value of the Company Systems is $315 million. The cities and adjacent unincorporated areas where the Company Systems are located are: Cannon AFB, NM, Clovis, NM, Texico, NM, Amarillo, TX, Andrews, TX, Athens, TX, Ballinger, TX, Big Springs, TX, Canyon, TX, Clarksville, TX, Coahoma, TX, Como, TX, Dalhart, TX, Farwell, TX, Floydada, TX, Gladewater, TX, Goodfellow AFB, TX, Grand Saline, TX, Henderson, TX, Hide A Way Lake, TX, Honey Grove, TX, Lake Tanglewood, TX, Lindale, TX, Miles, TX, Mineola, TX, Paris, TX, Plainview, TX, Quitman, TX, Reno, TX, Roxton, TX, San Angelo, TX, Snyder, TX, Sulphur Springs, TX, Toco, TX, Union Grove, TX, Warren City, TX, White Oak, TX, Winnsboro, TX, and Winters, TX.

         In exchange for the TCI Affiliate's contribution to the Partnership of approximately $247.9 million of debt and certain assets of the cable television systems (the "TCA Systems") owned by it in the cities or adjacent unincorporated areas set forth below, the TCI Affiliate acquired a 20% partnership interest in the Partnership. The estimated fair value of the TCA Systems contributed is also $315 million. The cities and adjacent unincorporated areas where the TCA Systems are located are: Barksdale AFB, LA, Bossier City, LA, Bossier Parish, LA, Calcasieu Parish, LA, Fillmore, LA, Haughton, LA, Lake Charles, LA, Pinceton, LA, Sulfur, LA, Abilene, TX, Bowie County, TX, Camp, TX, Cherokee, TX, Cooke County, TX, DeKalb, TX, Dyess AFB, TX, Franklin County, TX, Gainesville,TX, Grayson, TX, Hooks, TX, Jacksonville, TX, Maud, TX, Mineral Wells, TX, Mt. Pleasant, TX, Mt. Vernon, TX, Nolan County, TX, New Boston, TX, Oak Ridge, TX, Palo Pinto County, TX, Perryton, TX, Pittsburg, TX, Red River Army Depot, TX, Sadler, TX, Smith County, TX, Sweetwater, TX, Titus County, TX, Tye, TX, Tyler, TX, Whitesboro, TX, and Whitehouse, TX.

         The transfer to the Partnership of the Company Systems and the TCA Systems was consummated on February 2, 1998.

         The assets contributed to the Partnership included, with certain exceptions as set forth in the Agreement, all the assets and properties, real and personal, tangible and intangible, used in the operation of the Company Systems and the TCA Systems. Pursuant to the Agreement, the Partnership assumed certain liabilities of the Company Systems and the TCA Systems.

         The percentage interest received by TCA in the Partnership in consideration of the contribution of the TCA Systems was determined based on arm's length negotiations among TCA and the TCI Affiliate.

         To the best knowledge of the Company there is no material relationship between the TCI Affiliate and the Company, or any of its affiliates, any director or officer of the Company, or any associate of such director or officer.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)     Financial Statements

                          The audited combined balance sheets, combined
                 statements of operations and retained earnings, and combined statements of cash flows of the TCA Systems as of September 30, 1997 and December 31, 1996 and 1995, and for the nine months ended September 30, 1997 and the years ended December 31, 1996 and 1995 were previously filed as Annex A to the Company's Form 8-K dated November 13, 1997 and filed on January 27, 1998.

         (b)     Pro Forma Financial Information

                          The unaudited pro forma condensed consolidated
                 balance sheet of the Company attached hereto as Annex A has been adjusted to give effect to the acquisition of the TCA Systems which closed on February 2, 1998, as though such acquisition had occurred on October 31, 1997. The unaudited pro forma condensed consolidated statement of operations of the Company for the year ended October 31, 1997 attached hereto as Annex A present the consolidated results of the Company as if the Company had acquired the TCA Systems on November 1, 1996. Such pro forma information is not necessarily indicative of results that would have been obtained had the acquisition been consummated on the dates indicated and should not be construed as representative of future operations.

         (c)     Exhibits.

         The following is a list of exhibits filed as part of this Current Report on Form 8-K:

                 Exhibit No.                                        Description
                 -----------                                        -----------
                 2.1              General Partnership Agreement of TCA Cable Partners II dated as of November 13,
                                  1997.(1)

                 3.1              Articles of Incorporation.(2)

                 3.2              Articles of Amendment to Articles of Incorporation.(3)

                 3.3              Articles of Amendment to Articles of Incorporation.(3)

                 3.4              Articles of Amendment to Articles of Incorporation.(4)


                 3.5              Amended and Restated Bylaws.(5)

                 4.5              Form of Stock Certificate.(2)

                 4.2              Rights Agreement dated January 15, 1998, between the Company and ChaseMellon
                                  Shareholder Services, L.L.C. which includes the Certificate of Designations for the
                                  Series A Junior Participating Preferred Stock as Exhibit A, the Form of Right
                                  Certificate as Exhibit B and the Summary of Rights to Purchase Shares as Exhibit C.(1)

                 23.1             Consent of KPMG Peat Marwick LLC(6)


--------------------

                          (1) Previously filed as an exhibit to the Registrant's Form 8-K dated January 15, 1998 and incorporated herein by reference.

                          (2) Previously filed as an Exhibit to the Registrant's Registration Statement on Form S-1, File No. 2-75516, and incorporated herein by reference.

                          (3) Previously filed as an Exhibit to the Registrant's Registration Statement on Form S-8, File No. 33-21901, and incorporated herein by reference.

                          (4)     Previously filed as an exhibit to
                                  Registrant's Form 10-K for the fiscal year ended October 31, 1993, filed January 27, 1994 and incorporated by reference herein.

                          (5) Previously filed as an exhibit to the Registrant's Form 10-K for the fiscal year ended October 31, 1997, filed January 27, 1998 and incorporated herein by reference.

                          (6) Previously filed as an Exhibit to the Registrants Form 8-K dated January 27, 1998 and incorporated herein by reference.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       TCA CABLE TV, INC.



Date: February 12, 1998                By:  /s/ Jimmie F. Taylor
                                            ----------------------------------
                                                Jimmie F. Taylor

                                       Its: VP, CFO & Treasurer
                                            ----------------------------------

                                   ANNEX A

                      TCA CABLE TV, INC. AND SUBSIDIARIES

                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                  (UNAUDITED)

                                     ASSETS

                                              TCA SYSTEMS
                            TCA CABLE        SEPTEMBER 30,      PRO FORMA
                         OCTOBER 31, 1997        1997          ADJUSTMENTS           TOTAL
                         ----------------    -------------    -------------      --------------
Cash...................    $  3,270,190      $    118,000     $                  $    3,388,190
Accounts receivable,
  subscribers..........      15,852,757         2,176,000                            18,028,757
Accounts receivable,
  other................       1,017,070                                               1,017,070
Income tax
  receivable...........         529,830                                                 529,830
Property, plant and
  equipment, at cost...     437,246,720        91,618,000       (44,368,000)(a)     484,496,720
Less accumulated
  depreciation.........    (208,416,640)      (42,389,000)       42,389,000 (a)    (208,416,640)
                           ------------      ------------     -------------      --------------
                            228,830,080        49,229,000        (1,979,000)        276,080,080
Intangibles, net.......     464,602,414       145,597,000       122,153,000 (a)     732,352,414
Prepaid expenses and
  other assets.........       7,029,979           211,000         2,000,000 (b)       9,240,979
                           ------------      ------------     -------------      --------------
                           $721,132,320      $197,331,000     $ 122,174,000      $1,040,637,320
                           ============      ============     =============      ==============
                                          LIABILITIES
Accounts payable.......    $ 12,047,781      $  3,299,000     $                  $   15,346,781
Accrued expenses.......      23,653,545                                              23,653,545
Subscriber advance
  payments.............       3,522,240                                               3,522,240
Deferred income taxes..      71,580,000        65,009,000       (65,009,000)(c)      71,580,000
Term debt..............     317,025,181                         249,106,000 (d)     566,131,181
                           ------------      ------------     -------------      --------------
                            427,828,747        68,308,000       184,097,000         680,233,747
Redeemable minority
  interest.............     122,636,878                          67,100,000 (e)     189,736,878
                                     SHAREHOLDERS' EQUITY
Common stock...........       2,499,105                                               2,499,105
Additional paid-in
  capital..............      51,845,522                                              51,845,522
Retained earnings......     119,108,443        42,300,000       (42,300,000)(f)     119,108,443
Due to TCI
  Communications,
  Inc..................                        86,723,000       (86,723,000)(f)
                           ------------      ------------     -------------      --------------
                            173,453,070       129,023,000      (129,023,000)        173,453,070
Less treasury stock at
  cost.................      (2,786,375)                                             (2,786,375)
                           ------------      ------------     -------------      --------------
                            170,666,695       129,023,000      (129,023,000)        170,666,695
                           ------------      ------------     -------------      --------------
                           $721,132,320      $197,331,000     $ 122,174,000      $1,040,637,320
                           ============      ============     =============      ==============

                             See Accompanying Notes

                      TCA CABLE TV, INC. AND SUBSIDIARIES

            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                                  (UNAUDITED)

                            TCA CABLE           TCA SYSTEMS
                            YEAR ENDED           YEAR ENDED         PRO FORMA
                         OCTOBER 31, 1997    SEPTEMBER 30, 1997    ADJUSTMENTS          TOTAL
                         ----------------    ------------------    ------------      ------------
Revenues...............    $307,501,312         $ 68,035,000       $                 $375,536,312
                           ------------         ------------       ------------      ------------
Operating expenses:
  Other operating
     expenses (*)......     147,806,854           23,636,000                          171,442,854
  Selling, general and
     administrative....      23,817,927           13,349,000                           37,166,927
  Depreciation and
     amortization......      44,255,420           12,099,000         (2,255,250)(g)    54,099,170
                           ------------         ------------       ------------      ------------
                            215,880,201           49,084,000         (2,255,250)      262,708,951
                           ------------         ------------       ------------      ------------
Operating income.......      91,621,111           18,951,000          2,255,250       112,827,361
Other income...........         389,768             (311,000)                              78,768
Interest expense.......     (22,182,337)                            (16,444,572)(h)   (39,416,909)
                                                                       (790,000)(h)
Minority interest......      (7,088,633)                             (3,878,201)(i)   (10,966,834)
                           ------------         ------------       ------------      ------------
     Income before
       income taxes....      62,739,909           18,640,000        (18,857,523)       62,522,386
Provision for income
  taxes................      24,600,000            7,887,000         (7,392,149)(j)    25,094,851
                           ------------         ------------       ------------      ------------
          Net income...    $ 38,139,909         $ 10,753,000       $(11,465,374)     $ 37,427,535
                           ============         ============       ============      ============
Earnings per common
  share................    $       1.53                                              $       1.50
                           ============                                              ============

---------------

(*) Includes salaries, wages and benefits; programming costs; and other operating expenses.

                             See Accompanying Notes

    NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

     On February 2, 1998, the Company and TCI American Cable Holdings IV, L. P. (the "TCI Affiliate"), an affiliate of Tele-Communications, Inc., formed a partnership, TCA Cable Partners II (the "TCI Transaction"). The Company contributed to TCA Cable Partners II certain cable systems in Texas and New Mexico serving approximately 155,000 subscribers and $46.6 million in unsecured debt and the TCI Affiliate contributed its systems in North Texas and Western Louisiana serving approximately 150,000 subscribers and $247.9 million in unsecured debt, in exchange for an 80% and 20% partnership interest, respectively, in TCA Cable Partners II. The cable systems contributed by the Company (the "Company Systems") and the TCI Affiliate (the "TCA Systems") are each valued at approximately $315 million. The Company will finance the TCI Transaction with a portion of the proceeds from a $150 million increase in the Company's Primary Credit Facility and the issuance of $200 million in public debt. Upon the closing of the TCI Transaction, the Company extended a loan to TCA Cable Partners II in the aggregate amount of the unsecured debt of TCA Cable Partners II. TCA Cable Partners II will in turn use the proceeds of the loan to retire such debt. TCA Cable Partners II will be consolidated in the financial statements of TCA and 20% of the estimated fair value of TCA Cable Partners II net assets will be recorded by the Company as a redeemable minority interest at the acquisition date. The TCI Affiliate has the right to require the Company to purchase the TCI Affiliate's 20% partnership interest at fair market value beginning in February 2003 through February 2023 (the "Put and Call Period"), the term of the partnership agreement. The Company has a corresponding right to require TCI to sell its 20% partnership interest in TCA Cable Partners II to the Company at fair market value during the Put and Call Period. TCA Cable Partners II will be managed by the Company. Giving effect to the TCI Transaction, the Company on a pro forma basis serves approximately 850,000 subscribers.

     The unaudited pro forma condensed consolidated balance sheet combines the Company's October 31, 1997 consolidated balance sheet and the TCA Systems September 30, 1997 combined balance sheet assuming the TCI Transaction occurred on October 31, 1997. The unaudited pro forma condensed consolidated statement of operations combines the Company's consolidated statement of operations for the year ended October 31, 1997 and the TCA Systems combined statement of operations for the year ended September 30, 1997 assuming the TCI Transaction occurred on November 1, 1996. The fiscal year of the TCA Systems is December 31. The amounts reported in the TCA Systems combined statement of operations for the twelve month period ended September 30, 1997 represents the operating results for the nine months ended September 30, 1997 plus the difference between the TCA Systems operating results for the twelve months ended December 31, 1996 and the operating results for the nine months ended September 30, 1996.

     A description of the related pro forma adjustments is set forth below:

        (a) Record the TCA Systems property, plant and equipment and intangibles at their estimated fair value

        (b)    Record estimated debt issuance costs

        (c)    Eliminate TCA Systems deferred income taxes

        (d) Record incremental borrowings: $200 million of Debentures due 2028 and $49,106,000 Primary Credit Facility

        (e) Record redeemable minority interest at 20% of total estimated fair value of TCA Cable Partners II net assets of $335,500,000

        (f) Eliminate TCA Systems retained earnings and due to TCI Communications, Inc.

        (g) Adjust depreciation and amortization of TCA Systems property, plant and equipment and intangibles based on estimated fair values of $47,250,000 and $267,750,000, respectively, and estimated useful lives of 15 and 40 years, respectively

          (h) Record interest expense on incremental borrowings and amortization of related Treasury Locks termination cost ($7,900,000) as follows:

              $200,000,000 Debentures due 2028 at 6.7%(*)
              $49,106,000 Primary Credit Facility at 6.2%(*)
              $7,900,000 Treasury Locks termination cost over 10 years

              (*) estimated interest rates include amortization of debt issuance costs

          (i) Record minority interest in TCA Cable Partners II income as follows:

              TCA Systems income before income taxes......................  $ 18,640,000
              Company Systems income before income taxes..................    18,852,526
              Interest on TCA contributed debt of $46,600,000 at 6.7%.....    (3,122,200)
              Pretax impact of statement of operations pro forma
                adjustments (excluding minority interest).................   (14,979,322)
                                                                            ------------
                                                                            $ 19,391,004
              TCA Cable Partners II pro forma income before income
                taxes.....................................................           X20%
                                                                            ------------
              Minority interest in TCA Cable Partners II pro forma
                earnings..................................................  $  3,878,201
                                                                            ============

          (j) Tax effect pro forma adjustments at the Company's effective tax rate of 39.2%